EXHIBIT 99.1



[SMITH & WOLLENSKY LOGO]                          Investor Contact: Allison Good
                                          The Smith & Wollensky Restaurant Group
                                                       Phone: 212-838-2061 x2379
                                                           Email: agood@swrg.com



   Smith & Wollensky Reports Fourth Quarter & Full Year 2004 Financial Results


New York, May 2, 2005 - The Smith & Wollensky Restaurant Group, Inc. (Nasdaq:
SWRG) today announced financial results for the fourth quarter and year ended January 3, 2005.

Total consolidated restaurant sales for the quarter ended January 3, 2005 were $38.0 million, a 31.2% increase from the corresponding period in 2003. The results for 2004 and 2003 include the consolidation of the accounts and results of the entity that owns Maloney & Porcelli, a unit managed by the Company. The fourth quarter of 2004 includes fourteen weeks, while the 2003 period was thirteen weeks. Comparable consolidated restaurant sales for the fourteen week-quarter were $32.4 million, a 12.0% increase over the fourth quarter of 2003. On a weekly average basis, comparable consolidated restaurant sales increased by 4.0% in the fourth quarter. Comparable consolidated restaurant sales include only units that have been open for 15 months or longer. Net income for the fourth quarter of 2004 was $1,315,000, or $0.13 per share on a diluted basis, compared to a restated net income of $71,000, or $0.01 per share in the fourth quarter of 2003. This restatement is related to lease accounting issues and to accounting for gift certificates.

For the full year, a 53-week period, total consolidated restaurant sales were $123.1 million, a 19.0% increase from the 52 weeks of 2003. Comparable consolidated restaurant sales for the 53 weeks of 2004 were $107.3 million, an 8.0% increase from the previous year. On a weekly average basis, the increase for the year was 5.9%. The net loss for the year was $2.0 million, or $0.22 per share, compared to a restated net loss of $1.5 million, or $0.16 per share in 2003.

Chairman and CEO Alan Stillman said, "We are pleased with our improved financial results for the fourth quarter of 2004. During the year, we are proud to have added two restaurants to our portfolio, Houston and Boston."

Conference Call

Alan Stillman, Chairman & CEO, and Alan Mandel, CFO, will conduct a conference call to review the Company's financial results for the fourth quarter and year ended January 3, 2005 at 5:00 p.m. ET on Monday, May 2, 2005. Interested parties may listen to the live call over the Internet via http://www.smithandwollensky.com. To listen to the live call, please go to the website at least 15 minutes early to register and to download and install any necessary audio software. If you are unable to listen live, the conference call will also be archived on the website listed above. An audio recording of the conference call, which may contain material non-public information regarding the Company's results of operations or financial condition for the fourth quarter of 2004, is expected to be posted on the Company's website under the heading Investor Relations immediately following the conference call.

About Smith & Wollensky Restaurant Group

The Smith & Wollensky Restaurant Group develops and operates high-end, high-volume restaurants in major cities across the United States. The original Smith & Wollensky, a traditional New York steakhouse, opened in 1977 and is currently believed to be the largest-grossing a la carte restaurant in the country. Since its inception, the company has grown to include 16 restaurants, including Smith & Wollensky in New York, Miami Beach, Chicago, New Orleans, Las Vegas, Washington, D.C., Philadelphia, Columbus, Dallas, Houston, and Boston. SWRG also operates five other restaurants in New York, including Cite, Maloney & Porcelli, Manhattan Ocean Club, Park Avenue Cafe, and The Post House.


Except for historical information contained herein, the statements made in this press release regarding the Company's business, strategy and results of operations are forward-looking statements which are based on management's beliefs and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from such statements. Factors that may cause such differences include changes in economic conditions generally or in each of the markets in which the Company is located, unanticipated changes in labor or food costs, changes in consumer preferences, the level of competition in the high-end segment of the restaurant industry and the success of the Company's growth strategy. For a more detailed description of such factors, please see the Company's filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                            (Financial Tables Follow)


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


                                        THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
                                                      AND SUBSIDIARIES
                                           Consolidated Statements of Operations
                                  (dollar amounts in thousands, except per share amounts)


                                                                      Three Months Ended                    Year Ended
                                                                  January 3,      December 29,       January 3,       December 29,
                                                                     2005         2003 (a)(b)           2005          2003 (a)(b)
                                                               ---------------- ----------------   ---------------  ----------------
                                                                  (14 weeks)       (13 weeks)        (53 weeks)        (52 weeks)
                                                                  (Audited)       (Pro Forma)        (Audited)        (Pro Forma)

Consolidated restaurant sales                                    $      37,990    $      28,950      $    123,132     $   103,500
                                                               ---------------- ----------------   ---------------  ----------------

        Total cost of consolidated restaurant sales                     31,800           25,119           110,862          92,635
                                                               ---------------- ----------------   ---------------  ----------------

Income from consolidated restaurant operations                           6,190            3,831            12,270          10,865

Management fee income                                                      301              551             1,192           1,210
                                                               ---------------- ----------------   ---------------  ----------------
Income from consolidated and managed restaurants                         6,491            4,382            13,462          12,075

General and administrative expenses                                      3,301            3,120            10,786          10,618
Royalty expense                                                            546              372             1,782           1,418
                                                               ---------------- ----------------   ---------------  ----------------
Operating income (loss)                                                  2,644              890               894              39

Interest expense                                                          (414)            (240)           (1,401)         (1,005)
Amortization of deferred debt financing costs                              (36)             (20)             (112)            (59)
Interest income                                                              1                9                 2              99
                                                               ---------------- ----------------   ---------------  ----------------
Interest expense, net                                                     (449)            (251)           (1,511)           (965)

Income (loss) before provision for income taxes                          2,195              639              (617)           (926)

Provision for income taxes                                                  70               46               225             206
                                                               ---------------- ----------------   ---------------  ----------------
Income (loss) before interest in (income) loss of consolidated
   variable interest entity                                              2,125              593              (842)         (1,132)

Interest in (income) loss of consolidated variable interest
   entity                                                                 (810)            (522)           (1,198)           (368)
                                                               ---------------- ----------------   ---------------  ----------------

Net income (loss)                                                $       1,315    $          71      $     (2,040)    $    (1,500)
                                                               =================  ===============  ================ ================
Net income (loss) per common share:
   Basic                                                         $        0.14    $        0.01      $      (0.22)    $     (0.16)
                                                               =================  ===============  ================ ================
   Diluted                                                       $        0.13    $        0.01      $      (0.22)    $     (0.16)
                                                               =================  ===============  ================ ================
Weighted average common shares outstanding:
   Basic                                                             9,378,349        9,375,664         9,377,223       9,364,075
                                                               =================  ===============  ================ ================
   Diluted                                                           9,846,945       10,071,452         9,377,223       9,364,075
                                                               =================  ===============  ================ ================

(a) For comparability purposes, the accounts and results of Maloney & Porcelli for fiscal 2003 are being consolidated on a pro forma basis.
(b)     Restated to reflect a correction of an error.


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


                                            THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
                                                          AND SUBSIDIARIES

                                                     Consolidated Balance Sheets
                                        (dollar amounts in thousands, except per share data)



                                                                                           January 3,               December 29,
                                  Assets                                                      2005                  2003 (a)(b)
                                                                                        ----------------         ----------------
Current assets:
   Cash and cash equivalents                                                             $       1,821            $       2,181
   Short-term investments                                                                          195                    1,055
   Accounts receivable, net                                                                      2,366                    3,055
   Merchandise inventory                                                                         5,139                    4,749
   Prepaid expenses and other current assets                                                     1,103                      845
                                                                                        ----------------         ----------------
             Total current assets                                                               10,624                   11,885

Property and equipment, net                                                                     73,253                   62,743
Goodwill, net                                                                                    6,886                    6,886
Licensing agreement, net                                                                         3,637                    3,338
Other assets                                                                                     4,728                    3,941
                                                                                        ----------------         ----------------

             Total assets                                                                $      99,128            $      88,793
                                                                                        ================         ================

                   Liabilities and Stockholders' Equity

Current liabilities:
   Current portion of long-term debt                                                     $       3,329            $       2,121
   Accounts payable and accrued expenses                                                        15,738                   12,577
                                                                                        ----------------         ----------------
             Total current liabilities                                                          19,067                   14,698

Obligations under capital lease                                                                 11,624                    9,991
Long-term debt, net of current portion                                                           9,611                    6,099
Deferred rent                                                                                    8,647                    6,277
                                                                                        ----------------         ----------------
             Total liabilities                                                                  48,949                   37,065

Interest in consolidated variable interest entity                                                (572)                    (930)

Stockholders' equity:
   Common stock (par value $.01; authorized 40,000,000 shares;
     9,378,349 and 9,376,249 shares issued and outstanding at January 3, 2005 and
     December 29, 2003, respectively)                                                               94                       94
   Additional paid-in capital                                                                   70,002                   69,940
   Accumulated deficit                                                                         (19,427)                 (17,392)
   Accumulated other comprehensive income                                                           82                       16
                                                                                        ----------------         ----------------

                                                                                                50,751                   52,658
                                                                                        ----------------         ----------------

             Total liabilities and stockholders' equity                                  $      99,128            $      88,793
                                                                                        ================         ================

(a) For comparability purposes, the accounts and results of Maloney & Porcelli for fiscal 2003 are being consolidated on a pro forma basis.
(b)      Restated to reflect a correction of an error.